UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 20, 2012

Date of Report (date of earliest event reported)

1ST CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-34226

Delaware	26-1169687
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)

(310) 270-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain; Compensatory Arrangements of Certain Officers.

Effective June 20, 2012, the Board of Directors of 1st Century Bancshares, Inc. (the “Company”) elected William W. Brien, M.D. to its Board of Directors.

Dr. Brien will be entitled to receive compensation for his service on the Board of Directors consistent with the Company’s director compensation program for non-employee directors, as described under the heading “How We Compensate Directors” in the Company’s proxy statement for its 2012 Annual Meeting of Stockholders as filed with the U.S. Securities and Exchange Commission on April 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: June 22, 2012	By:	/s/ Jason P. DiNapoli.
Jason P. DiNapoli
President and Chief Operating Officer